                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                 OCTOBER 20, 2010
                                -----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
                         (Exact name of Registrant as specified in its charter)

                           0-9437
                          ---------
                             (Commission File No.)

               ARIZONA                           86-0220694
                ---------------------------          --------------------------------
                     (State or other jurisdiction)       (IRS Employer Identification No.)

             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
             -------------------------------------------------------
            (Address of Principal Executive Office)       (Zip Code)

                                 (480) 607-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

(  ) Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

(  ) Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On October 14, 2010 Alanco Technologies, Inc. (“the Company”) was notified by the NASDAQ stock market that due to the resignation of an independent director, as disclosed in the Form 10-K filing on October 7, 2010, the Company no longer complies with NASDAQ’s independent director requirement as set forth in Listing Rule 5605.  Uder the rule, the Company is allowed a cure period in order to regain compliance as follows:
•	until the earlier of the Company’s next annual shareholders’ meeting or October 4, 2011; or
•	if the next annual shareholders’ meeting is held before April 4, 2011, then the Company must evidence compliance no later than April 4, 2011.

                                                                                 ALANCO TECHNOLOGIES, INC.
Date: October 20, 2010                                                         By: /s/John A Carlson
                                                                                     ---------------------------------------------
                                                                                  Chief Financial Officer